UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: January 27, 2005
                        (Date of earliest event reported)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

         Delaware                  0-22290                    84-1271317
(State or other jurisdiction     (Commission                (I.R.S. Employer
      of incorporation)          File Number)            Identification Number)


          1263 Lake Plaza Drive Suite A, Colorado Springs, CO        80906
          (Address of principal executive offices)                   (Zip Code)

          Registrant's telephone number, including area code: 719-527-8300


Item 4.01:  Changes in Registrant's Certifying Accountant.

     On January 27, 2005 the Registrant appointed Grant Thornton LLP as the principal independent accountant for its subsidiary Century Casinos Africa (Proprietary) Limited ("Century Africa"), replacing PricewaterhouseCoopers Inc. (the "Former Auditor"), which was the previous auditor for Century Africa. Grant Thornton LLP, which continues to be the principal independent accountant for the Registrant, relied in past years on the Former Auditors reports regarding Century Africa, a significant subsidiary of the Registrant. The Former Auditor was dismissed on January 27, 2005. The decision to change accountants was approved by the Audit Committee of the Registrant's Board of Directors and by the Board of Directors.

     The Former Auditor's reports on the financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's fiscal years ended December 31, 2002 and December 31, 2003, and through January 27, 2005, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

     In a letter to the directors of Century Africa dated October 28, 2004, in the 2004 Q3 Century Casino, Inc. Audit Committee meeting, and by letter to the Registrant's Chief Accounting Officer dated December 15, 2004, the Former Auditor reported the urgent necessity to fill the vacant position of Century Africa's financial controller who departed on July 18, 2004 and of the chief accountant who departed on October 22, 2004, in order to alleviate a potential breakdown in internal controls and a deterioration in financial reporting.

     As of December 15,  2004,  the date of the more recent  letter,  the Former auditor was  unaware of  staffing  changes  that had been  completed  by Century
Africa. On December 1, 2004 the Registrant hired a staff accountant and on December 8, 2004 it hired an internal auditor. In addition, on December 1, 2004, the Registrant hired a financial director who will begin employment on March 1, 2005. The financial director will be based out of the Registrant's regional headquarters in Mauritius, but will have financial responsibility for all South African operations. In the view of the Registrant, the oversight provided by local management, the review completed by the Registrant's corporate accounting personnel in the United States, and the replacement of accounting personnel, alleviated the potential for a breakdown in internal controls and a deterioration of the financial reporting for the South African segment.

     The Registrant requested that the Former Auditor furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 2, 2005, is filed as Exhibit 16.4 to this Form 8-K.


Item 7. Financial Statements and Exhibits:

     (c) Exhibits

          16.4 PricewaterhouseCoopers Inc. letter to the Securities and Exchange Commission dated February 2, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Century Casinos, Inc.
                                     (Registrant)



Date:  February 2, 2005               By:  /s/ Larry Hannappel
                                      Larry Hannappel, Chief Accounting Officer